Exhibit (14)(a)

[LOGO]  STATE STREET RESEARCH

                                     [LOGO]

                             STATE STREET RESEARCH

                                      IRA

                                  Forms Booklet





                    o o o o o o o o o o o o o o o o o o o

                    This IRA Forms Booklet includes:
                    o    Terms and Conditions
                    o    Application
                    o    Lump Sum Profile
                    o    Distribution Form
                    o    Pre-59 1/2 Distribution
                         Information Request Form


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              Just about everything you will need to open an IRA at
            State Street Research is included in this Forms Booklet.

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                              Terms and Conditions
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This legal document explains the provisions of your Individual Retirement
Account.

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                                 IRA Application
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This application allows you or your investment representative to open all types of IRAs, including:

o   Regular/accumulation IRAs (you can make contributions to it each year).

o Rollover IRAs (you can move money from another qualified retirement plan--such as a former employer's 401(k) plan--into an IRA at State Street Research.) You will also need to complete the Transfer of Assets/Direct Rollover Form.

o Transfer of assets IRAs (you can transfer money from an IRA somewhere else to an IRA at State Street Research.) You will also need to complete the Transfer of Assets/Direct Rollover Form.

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                                Lump Sum Profile
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You or your  investment  representative  may  fill out this  form to  request  a personalized, hypothetical illustration based on a lump-sum distribution from a qualified retirement plan.

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                               Distribution Form
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When it's time to withdraw money from your IRA, this is the form to use. Among other things, the form allows you to withdraw all of your money, set up a Systematic Withdrawal Plan, or begin "required minimum distributions."

    Before you begin withdrawals from your IRA, please consult your tax adviser to determine whether any tax penalties apply to you. Also, don't forget that a contingent deferred sales charge may apply to distributions. If you plan to direct your distributions to an address besides your address of record--a bank account or a State Street Research mutual fund, for instance--you will need a signature guarantee.

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                 Pre-59 1/2 Distribution Information Request Form
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In certain cases, it may be possible to receive distributions from your IRA before you reach age 59 1/2--without paying a tax penalty. This form lets you request additional information. Before you begin withdrawals from your IRA, please consult your tax adviser to determine whether any tax penalties apply to you.

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                     Transfer of Assets/Direct Rollover Form
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(not included in the Forms Booklet)

Fill out this form to move money to State Street Research from an IRA at another company (transfer of assets), or from your employee retirement plan (direct rollover). Send us a completed Transfer of Assets/Direct Rollover Form and a completed IRA Application, and we'll do the rest.


    If you have any questions, please contact your investment representative, or call us at 1-800-562-0032.


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[LOGO] State Street Research IRA
                               Terms & Conditions
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These Terms and Conditions are in the form promulgated by the Internal Revenue
Service in Form 5305 for use in establishing an individual retirement trust account.

ARTICLE I.

The Trustee may accept additional cash contributions on behalf of the Grantor for a tax year of the Grantor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

ARTICLE II.

The Grantor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III.

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

ARTICLE IV.

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Grantor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are herein incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Grantor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Grantor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Grantor's entire interest in the custodial account must be, or begin to be, distributed by the Grantor's required beginning date (April 1 following the calendar year end in which the Grantor reaches age 70 1/2). By that date, the Grantor may elect, in a manner acceptable to the Trustee, to have the balance in the custodial account distributed in:

  (a) A single sum payment

  (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Grantor.

  (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Grantor and his or her designated beneficiary.

  (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Grantor's life expectancy.

  (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Grantor and his or her designated beneficiary.

4. If the Grantor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

  (a) If the Grantor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

  (b) If the Grantor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Grantor or, if the Grantor has not so elected, at the election of the beneficiary or beneficiaries, either

    (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Grantor's death, or

    (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Grantor's death. If, however, the beneficiary is the Grantor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Grantor would have turned age 70 1/2.

  (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Grantor's required beginning date, even though payments may actually have been made before that date.

  (d) If the Grantor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may he accepted in the account.

5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Grantor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Grantor (or the joint life and last survivor expectancy of the Grantor and the Grantor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Grantor and designated beneficiary as of their birthdays in the year the Grantor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C. B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V.

1. The Grantor agrees to provide the Trustee with information necessary for the Trustee to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

2. The Trustee agrees to submit reports to the Internal Revenue Service and the Grantor as prescribed by the Internal Revenue Service.

ARTICLE Vl.

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and related regulations will be invalid.

ARTICLE Vll.

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.


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ARTICLE VIII.

1. The amount of each contribution credited to the Grantor's individual retirement trust account shall (except to the extent applied to pay fees or other charges under section 7 below) be applied to purchase full and fractional shares of beneficial interest of one or more classes in one or more mutual funds (hereinafter collectively the "Funds" or individually a "Fund"), as designated from time to time by State Street Research Investment Services, Inc. ("SSRIS") as available for investment under this agreement (provided always that such shares may legally be offered for sale in the state of the Grantor's residence), in accordance with instructions of the Grantor given under Section 3 below. The Trustee (or any party appointed to act as agent for the Trustee under section 16 of this Article VlIl--the "Agent"; whenever an Agent is acting for the Trustee, references to the Trustee will be deemed to include the Agent) may retain the Grantor's initial deposit for a period of up to ten days after receipt thereof without liability for any loss of interest, earnings or appreciation, and may invest such initial deposit at the end of such period if the Grantor has not revoked his account. The Grantor may revoke the account by written notice to the Trustee or its Agent received by the Trustee or its Agent within seven calendar days after the Grantor establishes the account. Upon revocation, the amount of the Grantor's initial deposit will be returned to him, without interest.

2. All dividends and capital gain distributions received on the shares of a particular class of any Fund held in the Grantor's account shall be retained in the account and (unless received in additional shares of such class) shall be reinvested in full and fractional shares of such class of such Fund.

3. For each contribution, the Grantor shall designate the portion that will be invested in each Fund. A contribution may be invested entirely in one Fund, or may be invested in two or more Funds. However, investment designations will be subject to any minimum initial or additional investment rules applicable to a Fund. In addition, the Grantor shall designate which class of shares of each such Fund the Grantor's contribution shall be invested in.

    The Grantor shall make such designation on the State Street Research Individual Retirement Account Application or other written notice acceptable to the Trustee.

4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Grantor may at any time direct the Trustee to exchange all or a specified portion of the shares of a Fund in the Grantor's account for shares and fractional shares of one or more other Funds.

    The Grantor shall give such directions by written, telephonic or other notice acceptable to the Trustee and the Trustee will process such directions as soon as practicable after receipt thereof.

    If any investment designation or direction relating to investments under these Terms and Conditions is, in the opinion of the Trustee (or SSRIS or the Agent), ambiguous or incomplete, the Trustee may refrain from carrying out such designation or other investment direction until the designation or other investment direction has been clarified or completed to the Trustee's satisfaction, and neither the Trustee, SSRIS, the Agent nor any Fund (nor any of their affiliates) will have any liability for loss of interest, earnings or investment gains or appreciation during such period.

5. The Grantor, by written notice to the Trustee, may designate one or more beneficiaries to receive the balance (if any) remaining in the Grantor's account after his death and the time and manner of payment of such balance (subject to the applicable requirements of the preceding Articles of these Terms and Conditions). A designation may be on a form provided by the Trustee or on a written instrument acceptable to the Trustee executed by the Grantor and filed with the Trustee. The Grantor may revoke or change such designation in like manner, at any time and from time to time. No designation will be effective until received by the Trustee. Any designation filed with the Trustee (whether or not such designation fully disposes of the Grantor's account) will revoke all other designations previously filed with the Trustee. If no such designation is in effect upon the Grantor's death, or if such a designation is in effect but does not fully dispose of the Grantor's account, the balance in the account shall be paid in a single sum, as soon as is practicable, to the Grantor's estate.

    Subject to the applicable requirements of the preceding Articles of these Terms and Conditions, the Grantor may designate a form of payment to the beneficiary by filing an instrument so specifying with the Trustee. In the absence of such written instructions from the Grantor, the Trustee will pay the beneficiary in such form as the beneficiary selects.

    Except as provided in the first sentence of the preceding paragraph, following the Grantor's death, each beneficiary (or the representative of the Grantor's estate) will exercise the powers and responsibilities of the Grantor hereunder with respect to the portion of the Grantor's account passing to such beneficiary (or estate).

6. The Trustee shall forward to the Grantor any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the Fund shares in the Grantor's account. The Trustee shall vote any such shares held in the account in accordance with the timely written instructions of the Grantor if received. If no timely written instructions are received from the Grantor, the Trustee may vote such shares in such manner as it deems appropriate (including "present" or in accordance with the recommendations of SSRIS).

7. The Trustee's fee for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the Trustee and SSRIS. Such fee, any taxes of any kind and any liabilities with respect to the account, and any and all expenses reasonably incurred by the Trustee shall, if not paid by the Grantor, be paid from the Grantor's account.

8. The Trustee shall make distributions from the account at such times and in such manner as the Grantor directs in writing, subject (except where otherwise specifically provided in this Article VIII) to the applicable requirements of the preceding Articles of these Terms and Conditions.

    The recalculation of life expectancy of the Grantor and/or the Grantor's spouse in connection with distributions from the account before the Grantor's death will be made only at the written election of the Grantor. The recalculation of life expectancy of the surviving spouse in connection with distributions from the account after the Grantor's death will be made only at the written election of the surviving spouse. By establishing the account, the Grantor (for himself and his surviving spouse, if any) determines not to recalculate life expectancies unless the Grantor (or surviving spouse) specifically elects the recalculation of life expectancies approach in accordance with the following sentence. Any such election may be made in such form as the Grantor (or the surviving spouse) provides for (including instructions to such effect to the Trustee or the calculation of minimum distribution amounts in accordance with a method that provides for recalculation of life expectancy and instructions to the Trustee to make distributions in accordance with such method).

9. It shall be the sole responsibility of the Grantor to determine the time and amount of contributions to the account and the time, amount and manner of payment of distributions from the account (and to instruct the Trustee or the Agent accordingly), and the federal and state tax treatment of any contributions to or distributions from the account. SSRIS, the Agent, the Trustee and the Funds shall be fully protected in following the direction of the Grantor with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the Grantor (or beneficiary) does not direct the Trustee to make distributions from the account by the time that such distributions are required to commence in accordance with the preceding Articles of these Terms and Conditions, the Trustee (and SSRIS and the Agent) will assume that the Grantor (or beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Grantor (or beneficiary) and will be fully protected in so doing. SSRIS, the Agent, the Trustee and the Funds shall not be liable for any taxes, penalties, liabilities or other costs to the Grantor or any other person resulting from contributions to or distributions from the

Grantor's account.

10. SSRIS, the Agent, the Trustee and the Funds shall not be responsible for any loss or diminution in the value of the Grantor's account arising out of the Grantor's establishment of a State Street Research Individual Retirement Account or arising out of any investment instructions of the Grantor, whether relating to the portion of contributions invested in one or more of the Funds, the selection of a particular class of shares of a particular Fund, or the exchange of shares of one Fund for shares of one or more other Funds. SSRIS, the Agent, the Trustee and the Funds shall not render any investment advice to the Grantor (or beneficiary) and will have no duty of inquiry concerning the Grantor's (or beneficiary's) investment directions (subject to the right of the Trustee, SSRIS or the Agent to obtain clarification or completion of any investment directions under section 4 above). The Grantor (or beneficiary) will have exclusive investment control over the account.

11. Whenever the Grantor (or beneficiary) is responsible for any direction, notice, representation or instruction under these Terms and Conditions, SSRIS, the Agent, the Trustee and the Funds shall be entitled to assume the propriety and truth of any statement made by the Grantor (or beneficiary), and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. However, the Trustee (or Agent or SSRIS) shall be entitled to receive such information or documentation (including signature guarantees, waivers or indemnifications) as it may reasonably request before carrying out any direction, notice or instruction from the Grantor (or beneficiary).

    Grantor agrees to provide information to the Trustee at such times as may be necessary to enable the Trustee to administer the account hereunder.

    Except to the extent provided by applicable law, the account will not be subject to assignment, transfer, pledge or hypothecation, nor shall it be liable for the debts of the Grantor (or beneficiary) or subject to seizure, attachment, execution or other legal process. However, the Trustee (or Agent or SSRIS) may carry out the requirements of any apparently valid order of a governmental authority (including a court) relating to the Grantor's account and will have no liability for so doing.

12. These Terms and Conditions shall terminate upon the complete distribution of the account to the Grantor or his beneficiaries or to a successor individual retirement account, annuity or bond, to a qualified plan, or to an annuity or custodial account under Section 403(b) of the Internal Revenue Code. The Trustee shall have the right to terminate this account upon 60 days notice to the Grantor, or to his beneficiaries if he is then dead. In such event, upon expiration of such 60 day period, the Trustee shall transfer the amount in the account into such successor individual retirement accounts, annuities or bonds, qualified plan, or annuity or custodial account as the Grantor (or his beneficiaries) shall designate, or, in the absence of such designation, to the Grantor, or if he is then dead, to the beneficiaries or the Grantor's estate as their interests shall appear.

13. The Trustee may resign at any time upon 60 days notice in writing to SSRIS and may be removed by SSRIS at any time upon 60 days notice in writing to the Trustee. Upon such resignation or removal, SSRIS shall appoint a successor trustee which satisfies the requirements of Section 408 of the Internal Revenue Code.

14. Upon receipt by the Trustee of written notice of appointment of a successor trustee or custodian and of written acceptance of such appointment by the successor, the Trustee shall transfer to such successor the assets of the account and copies of all records pertaining thereto. The Trustee may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the account, with the balance (if any) of such reserve remaining after the payment of such items to be paid over to the successor. The successor shall hold the assets paid over to it under terms that satisfy the requirements of Section 408 of the Internal Revenue Code.

15. If, within 60 days after the Trustee's resignation or removal, SSRIS has not appointed a successor trustee which has accepted such appointment, the Trustee shall appoint such a successor unless it elects to terminate the Agreement under
Section 12 of this Article VIII.

16. The Trustee may employ or designate one or more parties to serve as agents or contractors to perform any or all of its duties hereunder.

17. Any notice sent to the Grantor or to his beneficiaries or estate, if he is then dead, shall be effective if sent by first class mail to him or them at his or their last addresses of record as provided to the Trustee.

18. Any distributions from the account may be mailed, first-class postage prepaid to the last known address of the person who is to receive such distribution, as shown on the Trustee's records, and such distribution shall to the extent of the amount thereof completely discharge the Trustee's liability for such payment.

19. Any purchase or redemption of shares of any class of a Fund for or from the Grantor's account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Fund's transfer agent receives the contribution or other directions.

    Any purchase, exchange, transfer or redemption of shares of any class of a Fund for or from the Grantor's account will be subject to any sales charge, distribution fee or redemption charge, or other fee or charge applicable to shares of such class, as described in the then effective prospectus for such Fund. In addition, shares of any class of a Fund will be subject to any service fee, charge or other annual maintenance or servicing fees or charges applicable to shares of such class as described in the then effective prospectus for such Fund.

20. SSRIS may amend these Terms and Conditions from time to time, and shall give written notice of any material amendment to the Grantor within a reasonable time after the amendment is adopted or becomes effective, whichever is later. The Grantor hereby expressly delegates authority to SSRIS to amend these Terms and Conditions and consents to any such amendments.

21. These Terms and Conditions shall be construed, administered and enforced according to the laws of Massachusetts. The Grantor agrees that any legal proceedings relating to the Grantor's account must be brought in a court (including a federal district court) located in Massachusetts.

22. The term "Trustee" refers to the person serving as the Trustee of the Individual Retirement Account established hereby, and the term "Grantor" refers to the person for whose benefit such Account was established.

23. Articles I through VII of these Terms and Conditions are in the form promulgated by the Internal Revenue Service. It is anticipated that if and when the Internal Revenue Service promulgates changes to Form 5305, SSRIS will adopt such changes as an amendment to these Terms and Conditions. Pending the adoption of any amendment necessary or desirable to conform these Terms and Conditions to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Trustee (and SSRIS and the Agent) may operate the Grantor's account in accordance with such requirements to the extent deemed necessary to preserve the tax benefits of the account.

24. The Grantor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her account is invested and the State Street Research Individual Retirement Account Disclosure Statement.

(References are to the Internal Revenue Code.)


                                                    [LOGO] STATE STREET RESEARCH


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[LOGO] State Street Research IRA
                               IRA Application
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        Upon completion, send application and check (if you are making a contribution at this time) made payable to "State Street Bank and Trust Company,
                   Trustee" to the address listed on the back.


1  What Type of IRA?

/ /  Regular/Accumulation
     (if you plan to make additional investments into the account)

/ /  Rollover IRA

     / / Direct rollover (sent trustee to trustee, from a qualified retirement plan elsewhere to a State Street Research IRA)

     / / Rollover (proceeds from my former qualified retirement plan were paid to me, and my check is enclosed) Please note: Rollover must be transferred within 60 days of the date proceeds were paid to you.

          Do not rollover or transfer any amounts required to be paid to you under the minimum distribution rules that apply after you reach age 70 1/2, or any other amounts which are not eligible rollover distributions or would not be otherwise includable in your gross income.

/ /  Transfer of Assets
     (from an IRA at another company to a State Street
     Research IRA)

/ /  SEP IRA        / /  SAR-SEP IRA


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Name of employer                            Employer telephone


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Address of employer


2  What is your name and address?
   (Please print.)


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Your name


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Street address


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City                             State      ZIP


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Daytime telephone number         Evening telephone number

                                                                 /     /
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Social security number/taxpayer identification number         Date of birth


3  Which funds have you selected?


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Fund name


$                                         / / A   / / B   / / D*
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Amount ($2,000 minimum)                  Share class**


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Fund name


$                                         / / A   / / B   / / D*
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Amount ($2,000 minimum)                  Share class**



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Fund name

$                                         / / A   / / B   / / D*
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Amount ($2,000 minimum)                  Share class**


$
---------------------
Total amount invested

   * "D" shares not available through MSI.

   **Investments in Money Market Fund will purchase class E shares.

   If a check is enclosed, make it payable to "State Street Bank and Trust Company, Trustee." Please add $10 for the first year's trustee fee; otherwise, the fee will be deducted from your account at year end.

4  Who is your beneficiary?

Primary beneficiary
   (only one required per account. If you have more than two, include them on a separate sheet. If two or more are named, they will receive equal amounts unless you specify otherwise; also if one of the named primary beneficiaries predeceases you, that person's share will be distributed pro-rata to the other primary beneficiaries who survive you, unless you specify otherwise.)


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Name


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Address


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City                             State               ZIP

                                                                 /     /
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Social security number/taxpayer identification number         Date of birth



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Name


--------------------------------------------------------------------------------
Address


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City                             State               ZIP

                                                                 /     /
--------------------------------------------------------------------------------
Social security number/taxpayer identification number         Date of birth


Secondary beneficiary
   (if the person(s) named as primary beneficiary fails to survive you.)


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Name


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Address


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City                             State               ZIP

                                                                 /     /
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Social security number/taxpayer identification number         Date of birth


5  We need your signature


I hereby establish a State Street Research IRA, appoint State Street Bank and Trust Company as Trustee, direct that contributions to my IRA be invested as specified by this application, and designate the individual(s) named above, or in any signed attachment, as my beneficiary(ies). I have received a current prospectus for the Fund(s) indicated above and the Terms and Conditions of the State Street Research IRA (which are incorporated herein by reference) and have read its Disclosure Statement.

Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. (You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.)

I confirm that all the information, instructions and agreements set forth hereon shall apply to the account, and if applicable, shall also apply to any other fund account with shares acquired upon exchange of share of the Fund.


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Signature                                            Date

6  Dealer information
   (for Dealer use only)


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Dealer name


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Street address of home office


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City                             State               ZIP


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Authorized signature of dealer


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Agency/branch office number


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Street address of agency/branch office servicing account


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City                             State               ZIP


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Registered representative's name and number


If this application is for an account introduced through the above-named Dealer, the Dealer further agrees to all applicable provisions in this application and in the Prospectus. The Dealer warrants that this application is completed in accordance with the shareholder's instructions and agrees to indemnify the Transfer Agent, the Fund, any other eligible Funds, State Street Research Shareholder Services, the Investment Manager or the Distributor for any loss or liability from acting or relying upon such instructions and information. The terms and conditions of the currently effective Selected Dealer Agreement or sales agreement are included by reference in this section. The dealer represents that it may lawfully sell shares of the designated Fund(s) in the state designated as the Applicant's address of record, and that it has a currently effective selected dealer agreement with a Distributor authorizing the Dealer to sell shares of the Fund and the Eligible Funds.

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Optional Shareholder Services
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A  Telephone Exchange Privilege

To exchange Fund shares over the telephone--available only for shares held on deposit with Agent.

Telephone Exchange By Shareholder OR DEALER

State Street Research Shareholder Services may effect exchanges for my account according to telephone instructions FROM ME OR MY DEALER as set forth in the Prospectus, and may register the shares of the fund to be acquired exactly the same as my existing account. Authorizing an exchange constitutes an acknowledgment that I have received the current prospectus of the Fund to be acquired.

I will not hold the Transfer Agent, the Fund, any other Eligible Funds, State Street Research Shareholder Services, the Investment Manager or the Distributor liable for any loss, injury, damage or expense as a result of acting upon any telephone instructions or responsible for the authenticity of any telephone instructions. I understand that all telephone calls are tape recorded. My liability shall be subject to the use of reasonable procedures to confirm that instructions communicated by telephone are genuine.

The account will automatically have this privilege unless you expressly decline it by providing your initials below.

I do not want the Telephone Exchange Privilege.

   (initial here.)
                  -----------------


B  Do You Qualify For Reduced Sales Charges?
   (Applies to Class A shares only)

/ /  Right of Accumulation:

I apply for Right of Accumulation reduced sales charges for Class A share purchases because the combined holdings for me and my family members in the Eligible Funds (listed below) totals $100,000 or more. I understand the Transfer Agent must confirm the holdings listed below.

Name on account                                                Account number


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

/ /  Letter of Intent:
     I intend to invest / / $100,000, / / $250,000, / / $500,000, or
     / / $1,000,000 in any combination of the Eligible Funds over a 13-month period beginning _________________ 19__
     (purchase date not more than 90 days prior to this letter). If the amount indicated is not invested within 13 months, reduced sales charges do not apply.

C  Investamatic Check Program

To arrange automatic additional investments from a bank account into Fund accounts. Accounts must first meet minimum initial investment requirements. (Total annual contribution should not exceed $2,000 for an individual IRA.)


--------------------------------------------------------------------------------
Fund name                     Account number


$                                         / / A  / / B  / / D
--------------------------------------------------------------------------------
Amount (See prospectus for minimum)          Share class*


--------------------------------------------------------------------------------
Fund name                     Account number


$                                         / / A  / / B  / / D
--------------------------------------------------------------------------------
Amount (See prospectus for minimum)          Share class*

* Investments in Money Market Fund will purchase
  Class E shares.

--------------------------------------------------------------------------------
Account registration (exactly as it appears on Fund records)

Frequency of investment
     / / Monthly   / / Quarterly

Investment date (if you don't choose a date, the 5th will be chosen automatically)
     / / 5th business day   / / 20th business day

I hereby request and authorize the bank named in this section ("the Bank") to pay and charge checks drawn on, or debits against, my account initiated by and payable to the transfer agent designated by the Distributor. I agree that the Bank's rights in respect to each such check or debit shall be the same as if it were a check drawn on or debit against my account authorized personally by me. This authority is to remain in effect until revoked by me, and until the Bank actually receives such notice, I agree that the Bank shall be fully protected in honoring any such check or debit authorization. I further agree that if any check or debit authorization be dishonored, whether with or without cause and whether intentionally or inadvertently, the Bank shall be under no liability whatsoever, unless the nonpayment is because of insufficient funds. I understand that this Program may be revoked by the Agent or the Distributor without prior notice if any check is not paid upon presentation, and that this Program may be discontinued by the Distributor, the Agent or me upon thirty (30) business days' notice prior to the due date of any deposit.




State Street Bank and Trust Company, Trustee:
    You are hereby authorized and appointed on behalf of the above-signed dealer to execute the purchase transactions in accordance with the terms and conditions of this Application, and to confirm each purchase.

Acceptance by the Trustee:
    This plan shall be deemed to have been accepted by the Trustee, State Street Bank and Trust Company, after all necessary forms, properly completed, are received by State Street Research Shareholder Services, and delivered by Shareholder Services to the agent for the Trustee.




Type of bank account:
     / /  Checking   / /  NOW or Money Market      / /  Savings


--------------------------------------------------------------------------------
Account title (print  exactly as it appears on bank records)


--------------------------------------------------------------------------------
Bank routing number                 Bank account number


--------------------------------------------------------------------------------
Bank name


--------------------------------------------------------------------------------
Bank street address


--------------------------------------------------------------------------------
City                                 State          ZIP



                                                               1944

                                                               4-122/100

                                       ________________ 19____

______________________________________________________________/   $

______________________________________________________________    DOLLARS


                     Staple a blank check marked "VOID" here


_________________________________________________________________________
1505




================================================================================
Once completed, send application and check (if you are making a contribution at this time) made payable to "State Street Bank and Trust Company, Trustee" to:

State Street Research Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
================================================================================


[LOGO]  STATE STREET RESEARCH

--------------------------------------------------------------------------------
[LOGO] State Street Research IRA
                                Lump Sum Profile
--------------------------------------------------------------------------------


Registered Representative Information


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Firm name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                             State               ZIP


--------------------------------------------------------------------------------
Telephone                        Fax




================================================================================
Registered representative, return form to:

State Street Research Investment Services
Attn: Marketing Analysis Department
One Financial Center, 3rd Floor
Boston, MA 02111
Or fax to: 1-617-261-0288
================================================================================


Client Information


--------------------------------------------------------------------------------
Name

                                                   /       /
--------------------------------------------------------------------------------
Date of lump-sum distribution    Age            Date of birth


--------------------------------------------------------------------------------
Spouse's age        Age to start income payments (maximum age 70 1/2)


Exempt from early distribution penalty?  / / yes   / / no

                             $
--------------------------------------------------------------------------------
Year you entered plan        Total taxable distribution

                             $
--------------------------------------------------------------------------------
Number of exemptions         Other taxable income in year of distribution
                             (income after deductions and exemptions)

$
--------------------------------------------------------------------------------
Other taxable income during payout period
(income after deductions and exemptions)


Tax filing status         / / single        / / joint      / / head of household

                                                                               %
--------------------------------------------------------------------------------
Inflation rate (for 15% penalty tax exclusion)
(3% assumed unless otherwise indicated)

                                                                               %
--------------------------------------------------------------------------------
Federal income tax bracket (if none elected, 28% assumed)

                                                                               %
--------------------------------------------------------------------------------
Your state income tax rate


--------------------------------------------------------------------------------
Rate of return to assume (5% unless otherwise indicated)


Investment Information
What is your investment objective? (check all that apply)
  / / Aggressive growth
  / / Growth
  / / Growth and income
  / / Current income


[LOGO]  STATE STREET RESEARCH

--------------------------------------------------------------------------------
[[LOGO] State Street Research IRA
                              IRA Distribution Form
--------------------------------------------------------------------------------

1  IRA owner information
   (Please print or type.)


--------------------------------------------------------------------------------
Today's date


--------------------------------------------------------------------------------
IRA account number


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Daytime phone number


--------------------------------------------------------------------------------
Address (P.O. Boxes may not be used)


--------------------------------------------------------------------------------
City                             State      ZIP

                                                                /       /
--------------------------------------------------------------------------------
Social security number/taxpayer identification number         Date of birth


2  Oldest primary designated beneficiary
   (If you wish to add beneficiaries, please attach a separate list.)


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Relationship


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                             State      ZIP

                                                                /       /
--------------------------------------------------------------------------------
Social security number/taxpayer identification number         Date of birth


3  Account balance on December 31:
   If you transferred or rolled over your IRA from another retirement plan this year, please provide its account balance as of December 31 of the prior year.

   $______________

4  Type of Distribution
   (Choose one. For Class "B" or "D" shares, a contingent deferred sales charge may apply.)

/ /  A. Regular distribution
     I am age 59 1/2 or older and wish to withdraw $_____________
     (To establish a Systematic Withdrawal Plan, fill out section 5.)

/ /  B. Disability

     I wish to withdraw $_____________
     I have attached a copy of Schedule R from my tax return or a confirmation letter from my physician.
     (To establish a Systematic Withdrawal Plan, fill out section 5.)

/ /  C. Death of IRA shareholder
     Withdrawal amount: $______________
     The beneficiary should complete this form and enclose a certified copy of the shareholder's death certificate.
     (To establish a Systematic Withdrawal Plan, fill out section 5.)

/ /  D. Withdrawal of excess contribution
     Year excess contribution was made: 19_____.
     Withdrawal amount: $______________

/ /  E. Pre-59 1/2 distribution
     I wish to withdraw $
     I understand that a 10% tax penalty may apply on the amount of the withdrawal includable in income.

/ / F. Pre-59 1/2 distribution with substantially equal periodic payments
     (If you have any questions, contact your investment representative or tax adviser, or call State Street Research at 1-800-562-0032. State Street Research does not guarantee or give any assurance that the pre-59 1/2 distribution with "substanially equal periodic payments" will qualify for an exception to the 10% penalty tax.)

     / / I have made the calculations to determine substantially equal periodic payments from my IRA account. I understand that if I modify the withdrawal plan before the end of 5 years, or before I reach age 59 1/2, whichever occurs later, the IRS may impose a retroactive 10% penalty on payments includable in income with interest.

          Payment amount $__________________
          Payment frequency:
          / / Monthly  / / Quarterly  / / Semiannually  / / Annually

     / /  Make the calculations for me based on:
          / / My individual life expectancy.
          / / Joint life expectancy with my designated beneficiary.

          Payment frequency:
          / / Monthly  / / Quarterly  / / Semiannually  / / Annually

/ /  G. Post-70 1/2 - Required minimum distribution
     (choose one.)

     / /  I wish to receive my entire IRA account balance.

     / / I am already taking the required minimum distribution from another IRA. Please take no action.

     / /  I have calculated the amount of my required distribution.

          Payment amount $__________________
          Payment frequency:
          / / Monthly  / / Quarterly  / / Semiannually  / / Annually

     / /  Make the calculations for me based on:

          / / My individual life expectancy.

          / / Joint life expectancy with my designated beneficiary.

          / / A fixed number of years:_____________ years

          Payment frequency:
          / / Monthly  / / Quarterly  / / Semiannually  / / Annually

     Payments to begin:____________________(month/year)

     Note: to begin payments in the month indicated, State Street Research must receive this form at least three weeks prior to the first payment.

/ /  H. Income distributions
     Choose only one. (Not available if you are under age 59 1/2.
     If you choose this option, you may not choose a Systematic
     Withdrawal Plan. Please note: this may not be enough to satisfy minimum distribution rules if you are over age 70 1/2.)

     / /  Dividends in cash

     / /  Dividends and capital gain distributions in cash

5  Systematic Withdrawal Plan
   Please base my systematic withdrawal payments on the following (choose only one). For Class "B" or "D" shares, a contingent deferred sales charge may apply.

/ /  My individual life expectancy.
     Do you wish us to recalculate this each year?  / / Yes / / No

/ /  Joint life expectancy with my designated beneficiary.
     Do you wish us to recalculate this each year?  / / Yes / / No

/ /  A fixed number of years:_________________years
     Do you wish us to recalculate this each year?  / / Yes / / No

/ /  A fixed dollar amount: $____________________

/ /  A fixed number of shares:___________________

/ /  A fixed percentage:_________________________%

Payment frequency:

/ / Monthly  / / Quarterly  / / Semiannually  / / Annually

Payments to begin:___________________________(month/year)

Note: to begin payments in the month indicated, State Street
Research must receive this form at least three weeks prior to the first payment.


6  Distribute To:

/ /  Mail to IRA owner, at address of record

/ /  Deposit to the following (non-retirement) State Street
     Research mutual fund account


--------------------------------------------------------------------------------
Fund name:


--------------------------------------------------------------------------------
Account number:

/ / Open a new (non-retirement) account in the following mutual fund from State Street Research:


--------------------------------------------------------------------------------
Fund

/ / A  / / B  / / D
--------------------------------------------------------------------------------
Share class*

/ / Other payee:


--------------------------------------------------------------------------------
Name of bank (Automatic Bank Connection) or payee


--------------------------------------------------------------------------------
Bank account number (if applicable)


--------------------------------------------------------------------------------
Street address


--------------------------------------------------------------------------------
City                             State      ZIP

Attach a blank check marked "Void" if distribution is to be made to your bank.

* Investments in Money Market Fund will purchase
  Class E shares.


7  Substitute Form W-4P
   Withholding Election:
   (This section must be completed.)

Instructions: Check the first box if you do not want federal tax withheld from each IRA distribution. If you elect no withholding, your election will remain in effect until revoked; you may change your election by writing to State Street Research
Shareholder Services. Check the second box to have withholding apply. Even if you elect not to have federal tax withheld, you are liable for payment of federal tax on the taxable portion of your IRA distribution. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding are not adequate. Some states may also require us to withhold state income tax from these withdrawals.

We encourage you to consult with your tax adviser regarding your IRA distributions.

/ / I elect not to have tax withheld from each distribution.
/ / I elect to have 10% tax withheld from each distribution.
    Also, please withhold an additional________________% or $____________ from each distribution.


--------------------------------------------------------------------------------
Signature of IRA owner                      Date


8  Authorizations  and  signatures:
   I authorize the Transfer Agent to act upon my instructions for both the options I have checked on this form and the withholding elections I have indicated:


--------------------------------------------------------------------------------
Signature of IRA owner


--------------------------------------------------------------------------------
Printed name of IRA owner



Signature Guarantee


--------------------------------------------------------------------------------
Name of bank or eligible guarantor


--------------------------------------------------------------------------------
Authorized signature of bank or eligible guarantor


--------------------------------------------------------------------------------
Title

A signature guarantee is required if you are directing a distribution to an address other than your address of record or to a payee other than yourself. Signatures may be guaranteed by a bank, a member of a domestic stock exchange, or other eligible guarantor. Notarizations are not acceptable.

================================================================================
       Return this signed and dated form to:

       State Street Research Shareholder Services
       P.O. Box 8408
       Boston, MA 02266-8408
================================================================================


[LOGO] STATE STREET RESEARCH

--------------------------------------------------------------------------------
[LOGO] State Street Research IRA
                Pre-59 1/2 Distribution Information Request Form
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Client's Name

      /    /                        /     /
--------------------------------------------------------------------------------
Date                             Date of Birth

$
--------------------------------------------------------------------------------
Current Account Balance(1)


Payout Mode (Circle)      A   S   Q   M

      /     /
--------------------------------------------------------------------------------
Beneficiary's Date of Birth (Optional)(2)




================================================================================
    Registered representative, return form to:

    State Street Research Investment Services
    Attn: Marketing Analysis Department
    One Financial Center, 3rd Floor
    Boston, MA 02111
    Or fax to: 1-617-261-0288
================================================================================




--------------------------------------------------------------------------------
Representative's Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------

(      )
--------------------------------------------------------------------------------
Telephone Number

(      )
--------------------------------------------------------------------------------
Fax Number

Unless otherwise indicated, response will be to the fax number above.


Comments:

(1) Account balance at end of prior month or current balance for this month. Factors are valid for current balances and current month only. However, factors can be used for planning purposes for withdrawals in the future. When actual withdrawals are to commence, the client's age, account balance and actual month will be used for factor calculations.

(2) While the age of the beneficiary can be used for factor calculations, usually a single life quotation will maximize the payouts.


[LOGO]  STATE STREET RESEARCH                                     P59TT (2/95)

[LOGO]  STATE STREET RESEARCH


(C)1995 State Street Research Investment Services, Inc. Boston, MA 02111

CONTROL NUMBER: 2251-950331(0496)SSR-LD                             IR-082E-395

--------------------------------------------------------------------------------
[LOGO] State Street Research IRA
                     Transfer of Assets/Direct Rollover Form
--------------------------------------------------------------------------------


Once completed, send the top two copies of this form and a State Street Research IRA Application to: State Street Research Shareholder Services, P.O. Box 8408, Boston, MA 02266-8408. Do not rollover or transfer any amounts required to be paid to you under the minimum distribution rules that apply after you reach age 70 1/2.


1  Your name and address
   (Please print.)


--------------------------------------------------------------------------------
Your name


--------------------------------------------------------------------------------
Street address


--------------------------------------------------------------------------------
City                     State            ZIP


--------------------------------------------------------------------------------
Home telephone number              Business telephone number

                                                               /       /
--------------------------------------------------------------------------------
Social security number/taxpayer identification number        Date of birth


2  Your fund selections at
   State Street Research

Fund Name      Account number             Share class*             Amount
              (if applicable)

                                      / / A  / / B  / / D
--------------------------------------------------------------------------------

                                      / / A  / / B  / / D
--------------------------------------------------------------------------------

                                      / / A  / / B  / / D
--------------------------------------------------------------------------------
          *Money Market Fund investments will purchase Class E shares.


3  Direct Rollover of Eligible Rollover
   Distributions (complete if applicable)
   (Sent trustee-to-trustee, from a retirement plan elsewhere to an IRA at State Street Research)

Type of current plan:
     / / 403(b)   / / 401(k)   / / Pension plan   / / Other


--------------------------------------------------------------------------------
Account number


--------------------------------------------------------------------------------
Name and address of current trustee/custodian

4  Transfer of Assets  (complete if  applicable)
   (From an IRA at another company to an
   IRA at State Street Research)


--------------------------------------------------------------------------------
Name and address of current trustee/custodian


--------------------------------------------------------------------------------
Fund name                  IRA account number


--------------------------------------------------------------------------------
Fund name                  IRA account number

5  Authorization
   (To authorize your current Trustee/custodian to transfer/rollover your qualified plan or IRA assets to State Street Research)

Please redeem / / all or / / part ($__________ ) of my present account and transfer the redemption proceeds to my State
Street Research IRA account / / immediately / / at maturity.


--------------------------------------------------------------------------------
Your signature                              Date


--------------------------------------------------------------------------------
Employer's signature (if required)                   Date


6  Signature guarantee
   (Ask your current custodian/trustee if it requires your signature to be guaranteed.)

Signature guaranteed by:


--------------------------------------------------------------------------------
Name of bank/eligible guarantor


--------------------------------------------------------------------------------
Authorized signature of bank or eligible guarantor


             Please do not fill out the lower portion of this form.
--------------------------------------------------------------------------------

For current trustee/custodian use: Instructions for delivery to State Street Research IRA.

--------------------------------------------------------------------------------
Please liquidate and transfer on a fiduciary-to-fiduciary basis all or part of the designated account as instructed above and make check payable to: State Street Bank and Trust Company, Trustee.

================================================================================
Please include account number and FBO on the check.

    Mail to: State Street Research Shareholder Services,  P.O. Box 8408, Boston,
             MA 02266-8408
    Please remember to include a copy of this form, along with a check, for proper credit to the accounts. State Street Research Shareholder Services will deliver the items to the agent for State Street Bank and Trust Company, who serves as Trustee.
================================================================================

For successor trustee/custodian use: Successor Trustee's acceptance of Individual Retirement Account assets.
State Street Bank and Trust Company will accept the transfer described above once this form has been completed and signed by you.


--------------------------------------------------------------------------------
Authorized signature of acceptance by Agent for State Street Bank and Trust Company, Trustee.

CONTROL NUMBER: 2237-950331(0496)SSR-LD                             IR 139E-395

                                                    [LOGO] STATE STREET RESEARCH

[Logo] STATE STREET RESEARCH

                                     [LOGO]

                              STATE STREET RESEARCH

                                      IRA




                           YOUR GUIDE TO PLANNING FOR
                            A COMFORTABLE RETIREMENT
                           o o o o o o o o o o o o o o

                           o Regular/accumulation IRA
                           o Rollover IRA
                           o Transfer of assets IRA
                           o Lump-Sum distribution IRA
                           o IRA distributions and withdrawals

                                     GONE
                                    FISHIN'
                              [Graphic -- Fish]

CONTENTS                                    PAGE

Introduction.................................1

What is an IRA...............................3

IRA at a glance..............................4

Choosing your IRA
o  regular/accumulation IRA   ...............5
o  rollover/transfer of assets...............7
o  lump-sum distribution.....................9


State Street Research
IRA services
o  Distributions/withdrawals  ...........12-13

IRA basics
   Answers to common
   questions................................15

Why invest with
State Street Research.......................18

Your investment
options.............................Back Cover


A RELAXED
RETIREMENT
REQUIRES
CAREFUL
PLANNING

o o o o o o o o o o o o o o o o o o o o o

Many of us look forward to retirement as a time when we can do the things we've wanted to do for years. But in order for your "golden years" to shine, you need to start planning today.


The Financial Challenges
of Retirement

When planning for something as important as your retirement, it's crucial that you know the facts:

o  Many people are retiring earlier and
   living longer; retirement assets may
   have to last 20, even 30, years. Yet
   half of all retirees during the late
   1980s entered their retirement years
   with less than $10,000 in savings.(1)
   Outliving retirement income is a
   serious concern.

(1)  Source: Rep. William J. Hughes,
     statement before the Subcommittee on
     Retirement Income and Security, House
     Select Committee on Aging, U.S. House
     of Representatives, July 10, 1991.

How Long Will Your
Money Last...

$100,000 earning hypothetical rates of
return with monthly withdrawals of $800
(compounded monthly)

Years of withdrawals before principal is exhausted

[The table below was represented as a bar graph in the printed material.]
4%        13.5 yrs.
6%        16.2 yrs.
8%        22.1 yrs.
Rate of return before inflation

These figures are for illustration only
and are not a projection of investment
performance. There is no guarantee that
any available fund managed by State
Street Research or its affiliates will
achieve any particular rate of return.
Results do not take into account the
effect of taxes or inflation on income.

o  Estimates indicate that most retirees
   need 70% to 80% of their
   pre-retirement income to maintain
   their standard of living. In most
   cases, Social Security and pension(s)
   provide only a portion of the income
   needed. A third or more may have to
   come from personal savings and
   investments.

o  Retirees should not count on Social
   Security as a sole means of
   retirement income. Consider that the
   average Social Security payment is
   $7,836 per year (that's only $653 per
   month),(2) fine as a supplement, but
   not as a primary source of income.

(2)  Source: Social Security
     Administration


Where Will The Money
Come From

THE PERCEPTION
Where will many pre-retirees think
the money will come from

[The table below was represented as pie graph in the printed material.]

Savings*                 18%
Pensions**               43%
Social Security          25%
Earnings                  4%
Other/Unsure             10%

   Source: Merrill Lynch

*  Includes IRA, payroll reduction plan,
   401(k), life insurance, annuities,
   investments, other savings on hand
   and savings to be added.

** Includes employer's pension plan,
   profit sharing plan, government
   pension, Keogh/SEP.


THE REALITY
Actual sources of
Retirement Income

[The table below was represented as a pie graph in the printed material.]

Pensions                 20%
Earned Income            27%
Investment/Savings       33%
Social Security          18%
Other Benefits            2%

Source: Social Security Administration.
For retirees with at least $28,714 in
annual income in 1990.

o  Most Americans change jobs numerous
   times over their careers; frequent
   job changes can mean reduced income
   from company pension plans. Similar
   to Social Security, pension plans
   should be viewed as a supplementary
   source of retirement income.

o  Taxes and inflation. They don't go
   away, even for retirees. In fact, the
   portion of Social Security benefits
   that may be subject to tax has
   increased from 50% to 85%! And when
   you consider that an annual inflation
   rate of 4% cuts purchasing power in
   half in just 15 years, the
   combination of taxes and inflation
   can make a serious dent in any
   retirement nest egg.

Remember When...
A dollar was worth a dollar.

Thanks to inflation, your 1974 dollar is worth only 29 cents in today's economy.

[The table below was represented as a line graph in the printed material.]

1974           $1.00
1994           $0.29

Source: Consumer Price Index

You Need A
Substantial Nest Egg

To comfortably meet retirement and
health care costs, you'll probably need
more income than Social Security and
your pension plan alone will provide.
Unfortunately, taxable savings plans may not be adequate either. Both the money you set aside and the interest it earns are taxed at current rates, and that tax bite can make a real difference over the long term. Fortunately, there is an easy way to help insure a more comfortable retirement. It's called an IRA.

[Graphic -- What is an IRA?]


An Individual Retirement Account,
commonly referred to as an "IRA," is a
savings or investment plan that lets you set aside money specifically for your retirement. An IRA offers three important advantages:

o  Tax-deferred earnings--you pay no
   taxes on your investment earnings
   until you begin taking distributions
   from your account. Generally,
   withdrawals begin after retirement,
   when you may be in a lower tax
   bracket--ultimately, your tax bill
   might be smaller.

[BAR CHART]

Build For Tomorrow

Tax-deferred growth can help make a
comfortable retirement a reality.

Tax deferred             $202,144
28%                      $140,539
31%                      $135,297
36%                      $127,048
39.6%                    $121,511

   Tax-deferred annual investments of
   $2,000 over 30 years, earning a 7%
 hypothetical rate of return versus the
same investments taxed at the 28%, 31%,
    36%, and 39.6 federal tax rates.

For illustration only. Not intended to
imply or guarantee a rate of return on
any investment.

o  Power of tax-deferred
   compounding--compounding is the money
   you earn on your IRA contributions
   (dividends, interest, appreciation
   and capital gains). Because earnings
   are tax-deferred, your retirement
   nest egg has the potential to build
   even more quickly than a taxable
   investment earning the same rate of
   return. This can make a significant
   difference, particularly over the
   long-term.

o  Potential tax deduction--you may be
   eligible to deduct some or all of
   your IRA contributions on your
   current federal income tax return.
   But even if your contributions aren't
   deductible, you still benefit from
   tax-deferred growth--a key component
   to a sound retirement plan.

In addition to these incentives, a State
Street Research IRA offers you other
advantages, including--a wide choice of
mutual funds and services, and all the
information you need in an easy-to-use,
easy-to-read format. With help from this guide and the accompanying forms booklet, you can choose any type of IRA transaction you need. Open an IRA, take distributions from your IRA, or just call to find out more.


Mutual Funds Can Help

The American public has become more
focused than ever on the importance of
investing for retirement. And mutual
funds have taken center stage. Currently
33% (approximately $284 billion) of all
IRA assets are invested in mutual funds.
Why? Because mutual funds offer a
variety of features that appeal to
investors accumulating assets for the
future, including--

o  professional management
o  diversification
o  flexibility
o  convenience
o  affordability

Source: Investment Company Institute,
1994 Mutual Fund Fact Book


                CONSIDER
         the potential benefits
            if your earnings
       could grow tax-deferred...

Mutual Funds and
IRA Investing --
A Natural Fit

An increasing number of investors are
choosing mutual funds to help meet their future retirement needs.


          Number of Mutual Fund
              IRA Accounts

                  1993
               29,300,000

                  1981
                500,000

Source: Investment Company Institute,
1994 Mutual Fund Fact Book

               We want to
              MAKE IT EASY
       to plan for retirement...
         All the forms you need
        are in the forms booklet
            that accompanies
             this brochure.
             And, remember
            to consult your
       investment representative
            and tax adviser.


               STATE STREET RESEARCH
                        IRA
                    AT A GLANCE

State Street Research offers an IRA to meet your needs.
            Included in this brochure:


Regular/Accumulation IRA--see page 5

Open a State Street Research IRA and build your retirement assets over time through periodic contributions.


Rollover & Transfer of Assets IRA--see page 7

Rollovers and Transfers are great for
consolidating your finances. They potentially reduce your IRA fees and simplify your record-keeping, while continuing to let your assets build for tomorrow.


Lump-Sum Distribution IRA--see page 9

Retiring or leaving your job? If so, you may be expecting a lump-sum distribution. Let us show you what your options are. Making the wrong decision could cost you thousands. Help avoid tax penalties with a State Street Research IRA.


Distributions and withdrawals--see page 12

If you're approaching 70 1/2, it's almost time to begin taking mandatory IRA withdrawals. The IRS has rules about how much you must withdraw based on your age, life expectancy and account balance.
State Street Research can help with the
calculations for your review.

YOUR IRA OPTIONS


REGULAR
  IRA


IS THIS THE
IRA FOR YOU?

o o o o o o o o o o o o o o o o o o o o

Consider a Regular/Accumulation IRA if
you are:

o  Interested in a tax-advantaged way to
   save for retirement.

o  Concerned about future retirement and
   health care expenses and the real
   danger of outliving your retirement
   assets.

o  Employed, but do not have the benefit
   of an employer-sponsored retirement
   plan.

o  Employed and covered by a retirement
   plan at work, but want additional
   tax-deferred growth potential.

[Graphic]

CONTRIBUTIONS
TO AN IRA

With a regular IRA, you can contribute
up to $2,000 per year or 100% of earned
income, whichever is less.

THE BENEFITS

Without the added boost of personal
retirement savings, many retirees must
make marked cuts in their standard of
living. Establishing an IRA today is a
great way to help build for the future.
You'll benefit from:

o  Tax deferral--

   Pay no taxes on your investment
   earnings until you begin taking
   distributions from your account. Once
   you reach retirement age, you may be
   in a lower tax bracket--which may
   mean you pay less in taxes!

o  Tax-deferred compounding--

   Compounding is the money you earn on
   your IRA contributions plus
   accumulated investment earnings
   (interest, dividends and capital
   gains). Because your earnings grow
   tax-deferred, your assets have the
   potential to accumulate even more
   quickly.

o  Current tax deduction--

   You may be eligible to take a full or
   partial tax deduction for
   contributions to an IRA.*

   * See your tax adviser for details.

[Graphic]

CAN'T DEDUCT
YOUR IRA
CONTRIBUTION?

Don't worry, over time, it's the tax
deferral, not the tax deduction, that
can make the real difference. And, it's
available to all IRA investors.

[PIE CHART]


Benefits of Tax Deduction
Contribute a total of $60,000
to an IRA...

          ...and your
          tax deductions
          total $21,600

          $60,000

For illustration only. Assumes
individual in 36% federal tax bracket
contributes $2,000 annually over 30
years.

THE FORMS
YOU NEED

1. IRA Terms & Conditions

2. IRA Application

3. Fund Prospectus(es)

Benefits of Tax Deferral
You gain a significant edge when
your investment is tax-deferred

[The table below was represented as a graphic in the printed material.]

$2,000/yr. tax-deferred                 $202,144
$2,000/yr. taxable 36% bracket          $127,048

$75,096 tax advantage

For illustration only. Not intended to imply or guarantee a rate of return on any investment. Assumes individual in 36% federal tax bracket; annual contributions of $2,000 for 30 years; and a hypothetical 7% rate of return.

How To Open
Your IRA
o o o o o o o o o o o o o o o o o o o o

A o Sit down with your investment
    representative to map out a solid
    plan for preparing for retirement.
    Choose the State Street Research
    funds that best suit your goals and
    risk tolerance.

  o Read the prospectus for each fund
    you're considering before you
    invest.

B o Familiarize yourself with the IRA
    Terms & Conditions.

  o Complete the IRA Application--be
    sure to specify which mutual funds
    you would like to invest in (Section
    3).

  o Attach a check made payable to State
    Street Bank & Trust Co.*

C o Keep a copy of your signed documents for your files.

  o Mail your completed application in
    the envelope provided.

  o You will receive written
    confirmation that your account has
    been established.


  * Note: you may contribute up to
    $2,000 annually to your IRA. Once
    you invest the minimum initial
    investment of $2,000 to open your
    IRA, you may choose either a
    lump-sum investment or periodic
    contributions in following years. If
    you'd like your IRA contributions
    made automatically from your
    checking account--each month or
    every quarter--fill out the
    Investamatic section of the IRA
    Application. If you use
    Investamatic, you may invest as
    little as $50 once the $2,000
    minimum investment requirement is
    met.

       That's all there is to it!
 If you have any questions, call toll-free:
             1-800-562-0032.

YOUR IRA OPTIONS

ROLLOVER
  IRA

IS THIS THE
IRA FOR YOU?

o o o o o o o o o o o o o o o o o o o o

Consider a rollover or a transfer of
assets if you:

o   Have IRA(s) at other financial
    institution(s) and want to transfer
    your assets to consolidate your
    accounts for easier record keeping
    and potentially lower fees.

o   Already have an IRA, but are
    dissatisfied with your current level
    of service or want a wider array of
    investment options.

"TRANSFER"
"ROLLOVER"

What's The Difference?

While the terms are often used
interchangeably, there are important
differences between a "transfer" and a
"rollover:"

o   Transfer--moves your IRA assets
    directly from one custodian to
    another. One of the key differences
    between a transfer and a rollover is
    with a transfer you never take
    receipt of your assets. There is no
    limit to the number of IRA transfers
    you can make in a given year.

o   Rollover--moves your retirement
    assets from one place to another.
    Unlike a transfer, which occurs
    between two custodians, with no
    direct involvement by you, choosing
    a rollover means you receive an
    actual distribution from the first
    IRA and it is your responsibility to
    reinvest it in another IRA within 60
    days. Aside from certain exceptions,
    if you are under age 59 1/2 and do
    not complete the rollover within 60
    days, you will pay ordinary income
    tax on your withdrawal, plus a
    possible 10% tax penalty. While you
    can make an unlimited number of
    transfers, you are entitled to only
    one IRA rollover between IRAs in a
    12-month period. For more
    information on direct rollovers,
    please see the Lump Sum Distribution
    IRA on pages 9-11. Also, remember
    that whether a transfer or rollover
    of assets, sales charges may apply
    to investments in a mutual fund.

THE BENEFITS

o Easier record keeping

o Help avoid tax penalties

o Continue to build for retirement

o Potentially lower fees

Sales charges may apply; please consult
the Fund prospectus(es) for more
details.

CASE STUDY

o o o o o o o o o o o o o o o o o o o o

Transferring
Assets For Easier
Record Keeping

Over the years, Fred Viola and his wife
Florence had established IRAs with a
number of financial institutions. It was becoming a record-keeping nightmare, particularly at tax time. The Violas, long-time investors with State Street
Research, called their investment
representative to see whether their IRAs could be consolidated into one IRA.
Their representative assured them that
this could be easily accomplished. The
transaction was simply called a
"transfer of assets." After the transfer was complete, the Violas were pleased to finally have their IRA assets "under one roof" and found that State Street
Research's consolidated IRA statement
made tax time much easier.

Note: consolidation of rollover IRAs
(which contain assets from 403(b)
contracts or qualified plans other than
IRAs), with an existing IRA may have
adverse tax consequences such as
limiting future rollovers into qualified plans other than IRAs.

THE FORMS
YOU NEED

1. IRA Terms & Conditions

2. IRA Application

3. Transfer of Assets/
   Direct Rollover Form

4. Fund Prospectus(es)


o o o o o o o o o o o o o o o o o o o o
STATE STREET RESEARCH IRA


How To
Rollover
Or Transfer
Assets To
An IRA

o o o o o o o o o o o o o o o o o o o o

A o Sit down with your investment
    representative; he or she will help
    you select the funds for your IRA
    that are best suited to your
    retirement goals.

  o Read the prospectus for each fund
    you're considering before you
    invest.

B o Familiarize yourself with the IRA
    Terms & Conditions.

  o Complete the IRA Application--be
    sure to specify which mutual funds
    you would like to invest in (Section
    3).

For Rollovers Only:

  o Attach a check made payable to State
    Street Bank & Trust Co., or, if the
    check representing your assets was
    made payable to you, please endorse
    it to State Street Bank & Trust Co.

For Transfers of Assets &
Direct Rollovers Only:

C o Complete the Transfer of
    Assets/Direct Rollover Form. This
    will authorize your present IRA
    trustee (or the plan administrator
    of your employer's plan) to
    transfer/rollover your assets
    directly to State Street Research.

D o Keep a copy of your signed documents for your files

  o Mail your completed application and
    the transfer of assets/direct
    rollover form in the envelope
    provided.

  o You will receive written
    confirmation that the transfer, or
    rollover, has occurred and your IRA
    has been established.


       That's all there is to it!
 If you have any questions, call toll-free:
             1-800-562-0032.

YOUR IRA OPTIONS


LUMP-SUM
  IRA


IS THIS THE
IRA FOR YOU?

o o o o o o o o o o o o o o o o o o o o

Consider a Lump-Sum Distribution IRA if
you are leaving your job for any reason:

o   You have reached retirement age, or
    you've decided to retire early.

o   You have accepted a new job with
    another employer.

o   Your industry is consolidating and
    layoffs are inevitable.

o   Your company has recently been
    acquired or taken over.

o   You're starting your own business.

Avoid the 20% withholding and keep your
retirement money working by rolling your eligible rollover distribution directly into an IRA from State Street Research.


What's A Lump-Sum
Distribution?

To qualify as a lump-sum, the
distribution from your company's
retirement plan must:

o   Represent your entire vested account
    balance

o   Be paid as a result of separation
    from service; attainment of
    age 59 1/2; disability; or death

o   Be paid in one or more payments
    within one calendar year

Facing Major Decisions

If your employer has a retirement plan
that you've participated in, when you
leave your job, you may receive a
lump-sum distribution from that plan.
You need to decide--in advance--how to
deal with those assets or you may face
some serious tax consequences:

o   how much will you owe in taxes?

o   do you qualify for income averaging?

o   is your best option a direct
    rollover into an IRA?

o   what are the tax consequences if you
    keep the money?

YOUR OPTIONS

    Take a cash distribution and pay
    your tax bill now

    If you don't roll your money into an
    IRA (or other tax-qualified
    retirement plan) within 60 days, or
    don't qualify for income averaging,
    you may face a hefty tax bill that
    could include penalties if you are
    under age 59 1/2.

    Use income averaging to minimize the
    taxes you pay now(4)

    If you keep your distribution,
    current taxes are due on your entire
    distribution. It's possible to reduce
    your taxes by using 5- or 10-year
    income averaging, if you qualify:

    5-year averaging--you must be at
    least 59 1/2 when you receive your
    lump-sum distribution and have been
    an active participant in your former
    employer's retirement plan for at
    least five years.

    10-year averaging--you can use this
    method if you were 50 or older on
    January 1, 1986 (this rule applies
    to 5-year averaging as well).

    (4) Income averaging can only be used
    once.

    Choose a direct rollover to defer
    taxes

    A direct rollover into an IRA or
    your new employer's qualified
    retirement plan will defer taxes on
    all or part of your distribution. By
    continuing to benefit from
    tax-deferred growth, a direct
    rollover IRA may provide the
    opportunity to substantially
    increase your retirement assets over
    time.(5)

    (5) If you receive a check and the
    rollover is not done directly
    (institution-to-institution), you
    will be subject to 20% income tax
    withholding (mandatory under IRA
    rules). This applies even if you
    comply with the 60-day rollover
    deadline.

    Another option is to begin periodic
    withdrawals of substantially equal
    amounts for at least 10 years. You
    pay tax as you receive distributions
    but avoid the 20% withholding tax
    and the 10% penalty tax if rolled
    over within 60 days.

How To Choose
Your Best Distribution
Option

State Street Research offers a free
personalized program called Lump Sum to
help you get the most from your
retirement plan distributions. Lump Sum
will show you--in real dollar
terms--what each distribution option
means, given your age, tax bracket and
income needs.(6) In an
individually-prepared analysis, Lump Sum shows:

1   How your distribution can grow in a
    tax-deferred IRA.

2   How 5- or 10-year income averaging
    can lower your tax bill (if you are
    eligible).

3   Expected income and taxes for each
    of your distribution options.

4   Hypothetical performance
    illustration on selected mutual
    funds that correspond with the
    investment objective that you
    indicate on the Lump Sum Profile
    form.

(6) Lump Sum Illustrations are based on
    past performance only and are not
    meant to imply or guarantee future
    performance of any funds managed by
    State Street Research or its
    affiliates.

o o o o o o o o o o o o o o o o o o o o
STATE STREET RESEARCH IRA


              NEW TAX LAW
                    $
            COULD COST YOU $$$

20% Withholding Law--
Effective January 1, 1993

The 20% withholding rule applies to all
eligible rollover distributions and not
just the taxable portion of a lump sum
distribution.

If you accept a check--made payable to
you--your employer must withhold 20% of
the total for taxes. This rule applies
even if you have every intention of
rolling the money over within 60 days.


Exempt From 20%
Withholding Rule

In general, eligible rollover
distributions are all distributions from a qualified retirement plan except the following:

o Distributions from IRAs

o Substantially equal periodic payments
  (made not less frequently than
  annually) with a term of 10 years or
  more.

o Substantially equal payments (made not less frequently than annually) made for your lifetime or over a period not exceeding your life expectancy; or for the joint lives of you and your beneficiary or over a period not exceeding your joint life expectancies.

o Minimum required distributions

o Distributions of previously taxed
  amounts.


CASE STUDY
o o o o o o o o o o o o o o o o o o o o

20% Law In Action

George Mills, age 50, has accepted a new job and is eligible for a $100,000 lump-sum distribution from his former employer's retirement plan. Thinking he has 60 days to decide to roll all, or a portion, into an IRA, George accepts the distribution check. Later, when George looks at the check, he sees that it is for $80,000 not $100,000. He immediately calls the benefits department at his former employer. They explain that the lump-sum distribution was in IRS-terms an "eligible rollover distribution," hence, it is subject to the new 20% withholding. Now what?

o George decides to roll the $80,000
  into an IRA.

o The $20,000 withheld is treated as a
  premature distribution and will be
  included in his annual income for tax
  purposes.

o George is in the 36% tax
  bracket--income tax due on the $20,000
  is $7,200.

o The remainder of the $20,000 withheld
  will be refunded after he files his
  tax return.

o And it gets worse. George is under
  59 1/2, so he has to pay an additional
  penalty tax of 10%. Already his tax
  bill is up to $9,200--and that doesn't
  include state or local taxes!

If George wants to roll over the entire
$100,000, is it still possible? Yes. But he must come up with the additional
$20,000 from his other assets. And, the
rollover must be completed within 60
days from the date he received the
$80,000. This will not get back the
$20,000 withheld for tax purposes (he'll have to wait for his IRS refund), but it will avoid a 10% premature withdrawal penalty and the $7,200 income tax.

TURN PAGE FOR MORE INFO ON LUMP-SUM IRA

THE FORMS
YOU NEED

1. IRA Terms & Conditions

2. IRA Application

3. Lump Sum Profile

4. Transfer of Assets/Direct
   Rollover Form

5. Fund Prospectus(es)


How To Open An
IRA With Your
Lump-Sum
Distribution
o o o o o o o o o o o o o o o o o o o o

A o Complete the Lump Sum Profile form
    and mail, or fax, it to State Street
    Research.

  o With your investment representative,
    review the Lump Sum Illustration
    provided by State Street Research
    and select the distribution option
    that best suits your needs.

B o If an investment is appropriate,
    your representative will help you
    select the funds for your IRA that
    will best meet your retirement
    goals.

  o Read the prospectus for each fund
    you're considering before you
    invest.

C o Familiarize yourself with the IRA
    Terms & Conditions.

  o Complete the IRA Application--be
    sure to specify which mutual funds
    you would like to invest in (Section
    3).

For an institution-to-institution
rollover:

D o Complete the Transfer of
    Assets/Direct Rollover Form.

    This will authorize your retirement
    plan trustee to transfer/rollover
    your assets directly to State Street
    Research.

E o Keep a copy of your signed documents for your files.

  o Mail your completed application and
    the transfer of assets/direct
    rollover form in the envelope
    provided.

  o You will receive written
    confirmation that the transfer, or
    direct rollover has occurred and
    your IRA has been established.


       That's all there is to it!
 If you have any questions, call toll-free:
             1-800-562-0032.

DISTRIBUTION SERVICES AVAILABLE TO IRA OWNERS

MINIMUM DISTRIBUTION
        IRA


Investing for retirement is serious
business, and State Street Research
recognizes that it takes more than
attractive investments to power a
successful IRA. It takes dedicated
service, low cost, and features that
help make investing easier.

MINIMUM
DISTRIBUTION SERVICE

Consider a minimum distribution from
your IRA if you are:

o   approaching age 70 1/2.

o   Between age 59 1/2 and 70 1/2 and
    ready to supplement your retirement
    income with distributions from your
    IRA.(7)

(7) Minimum withdrawals are not
    mandatory until April 1 following
    the year you reach age 70 1/2. Also
    sales charges may apply to
    withdrawals made prior to age
    70 1/2. See Fund prospectus for
    details.


Withdrawals Are
Mandatory At
Age 70 1/2

You may make withdrawals from an IRA
from age 59 1/2 on. However, if you are
approaching 70 1/2, the IRS requires
that you begin taking a minimum
distribution from your IRA each year. If you don't make the required withdrawals, you will be subject to a 50% penalty tax on the amount that should have been withdrawn. Therefore, once you reach
70 1/2, it is important that you begin
taking your minimum distributions by
April 1 of the following year.

              DID YOU TURN
           70 1/2 THIS YEAR?

If so, you MUST begin IRA withdrawals by April 1 of next year


How Much Do You Need
To Withdraw?

When you're ready to take distributions, you have two choices for determining the amount to withdraw to meet the minimum requirement (based on age, account balance and life expectancy):

o   We will do the calculations for your
    State Street Research IRA--for your
    review--based on information you
    provide. Distributions will be paid
    on a periodic basis, and your
    minimum distribution amount will be
    recalculated automatically each
    year.

o   You may make your own
    calculations--take your IRA
    withdrawal in an annual lump-sum or
    choose periodic payments.(8)

(8) If you choose to make your own
    calculations, you must take all your
    IRAs into consideration (State
    Street Research and others) in
    computing the aggregate amount
    required to satisfy the minimum
    distribution requirements. However,
    the IRS allows you to take the
    amount from any one or more of your
    IRAs, as you choose. As your account
    size changes, the required minimum
    distribution will vary each year;
    therefore, it is your responsibility
    to be sure that the withdrawal
    amount you specify does not fall
    below the minimum amount required.
    If you change beneficiaries, see
    your tax adviser. This may affect
    your calculations.

o o o o o o o o o o o o o o o o o o o o
STATE STREET RESEARCH IRA

TURN PAGE FOR MORE INFO ON MINIMUM DISTRIBUTION

Cash Or Reinvest--
It's Up To You

Take your IRA distribution(s) in cash or choose automatic reinvestment:

o   Cash--We'll send you one check,
    representing your annual minimum
    withdrawal amount, or a series of
    smaller periodic payments. Or choose
    the Automatic Bank Connection (ABC)
    option, and your distributions will
    automatically be deposited in your
    bank checking or NOW account. ABC is
    easy and gives you ready access to
    your distributions.

o   Automatic Reinvestment--Just tell us
    which available funds managed by
    State Street Research (or its
    affiliates) you'd like to invest in,
    and we'll automatically reinvest
    your minimum distributions for you.9
    While no longer tax-sheltered, your
    money has the potential to continue
    to grow to provide future income for
    you or your heirs.

9   See Fund prospectus for minimum
    required investments. Also, in
    general, contributions--whether in
    cash or reinvested--are taxable. If
    you have made non-deductible
    contributions to your IRA, a portion
    of each distribution will not be
    taxable.

              A WORD ABOUT
               PRE-59 1/2
             DISTRIBUTIONS

There are several circumstances in which you might choose to make withdrawals from your IRA prior to reaching age
59 1/2. Call us if you'd like more
information. Make sure you consult with
your tax adviser first so that you fully understand the potential tax consequences. A 10% penalty may apply to these withdrawals.


THE FORMS
YOU NEED
1. IRA
   Distribution
   Form


How To Choose
The Minimum Distribution Option
o o o o o o o o o o o o o o o o o o o o

A o Complete the IRA Distribution
    Form--be sure to indicate which
    distribution option you'd like
    (Section 4).

B o Keep a copy of your signed documents for your files.

  o Mail the completed form in the
    envelope provided.


    That's all there is to it! Your
distributions will begin within one month.
If you have any questions, call toll-free:
             1-800-562-0032.

             MORE FEATURES
                   IRA

                ONE FEE
                  $10
                ANNUALLY

 Choose as many available mutual funds
 for your IRA account as you want--you
pay only one fee (Does not include sales
               charge).(10)

o   Easy-To-Use Brochure/Forms--
    We explain your IRA options and give
    you step-by-step instructions on how
    to open the IRA that's right for you.
    Forms are easy to fill
    out--everything you need is at your
    fingertips.

o   Consolidated Statement--
    All your State Street Research IRA
    information on one statement. You'll
    see at a glance what portion of your
    investments are tax-qualified and--if
    you have non-IRA mutual fund
    accounts--what are not. This can be a
    big timesaver at tax time. For your
    convenience, statements are generated
    quarterly.

(10) Applies to annual trustee fee, does not include applicable sales charges. See Fund prospectus for more information.

o   Free Hypothetical Illustrations
    (based on past performance)--
    Tailored to your needs--this
    powerful tool shows any number of
    investment scenarios all in real
    dollar terms. This service can be
    invaluable for retirement planning.
    See your investment representative
    for details.(11)

o   DIRECT--
    An innovative risk reduction
    strategy for lump-sum investments.
    Commit a minimum of $10,000 to any
    available State Street Research
    mutual fund. Smaller sums(12) are then
    systematically invested (monthly or
    quarterly) into a maximum of four
    other funds that you choose. It's a
    great solution if you have a
    substantial sum of money to invest
    but are concerned about committing
    it all at once.

o   Automatic Reinvestment of Required
    Distributions--
    If it's time to take required
    distributions from your State Street
    Research IRA--but you don't
    currently need the money--this
    option will help your assets
    continue to work for you. Although
    no longer tax-advantaged, your IRA
    distributions will automatically be
    reinvested in the fund(s) you
    choose. You will generally pay taxes
    on the amounts reinvested, and the
    earnings on the distributions will
    no longer be tax-sheltered.

(11) Illustrations are based on past
     performance only and are not
     intended to imply or guarantee the
     future performance of any available
     fund managed by State Street
     Research or its affiliates.

(12) See prospectus for minimum required investments.


o   Investamatic--
    Invest in your State Street Research
    IRA, on a monthly or quarterly
    basis, through the Investamatic
    check program. You can have as
    little as $50 automatically
    withdrawn from your checking account
    and invested in your IRA. It's a
    great way to build for your future
    with no inconvenience.(12)

o   Automatic Bank Connection (ABC)--
    If you're taking distributions from
    your IRA, choose this feature and
    insure that all investment income is
    deposited directly into your bank
    checking account. No phone calls or
    unnecessary paperwork, it all
    happens automatically and gives you
    immediate access to your money.

o   Overview--
    Receive a copy of our shareholder
    newsletter four times a year. Each
    issue is full of information about
    the economy, tips to make investing
    easier, what State Street Research
    portfolio managers are saying about
    the markets, and more!

IRA BASICS
Q/A

ANSWERS TO
FREQUENTLY
ASKED
QUESTIONS
o o o o o o o o o o o o o o o o o o o o

CONTRIBUTIONS
    TO YOUR IRA

Q. Who can open an IRA?

A. Anyone with earned income who is
under age 70 1/2.

Q. How much can I contribute to an IRA
each year?

A. Except for rollover contributions,
you can contribute a maximum of $2,000
or 100% of your earned income, whichever is less.

Q. We're a dual-income household. Can we each contribute $2,000?

A. Yes. If your spouse is a wage-earner, he or she can open a separate IRA--the maximum contribution rules apply separately to each of you--$2,000 each for a combined annual total of $4,000 or 100% of compensation, whichever is less.

Q. May I have more than one IRA?

A. Absolutely. Just be sure that total
annual contributions to your IRAs do not exceed 100% of compensation, up to a maximum of $2,000. Many investors have found that by consolidating multiple
IRAs into one IRA, annual account
maintenance fees are reduced and record
keeping is made easier. One note
though--sales charges may apply. Please
consult a Fund prospectus for details.

Q. How do I determine whether my IRA
contribution is deductible on my federal tax return?

A. Deductibility of IRA contributions
depends on your income and whether you
participate in an employer-sponsored
retirement plan. Generally, you can
fully deduct up to $2,000 if:

o   you or your spouse is not covered by
    an employer-sponsored retirement
    plan;

o   you or your spouse participate in an
    employer-sponsored retirement plan,
    but your adjusted gross income does
    not exceed $40,000 ($25,000 if you
    are single).

For married couples filing jointly with
earnings of $40,000 to $50,000 (and
single filers who earn $25,000 to
$35,000), contributions may be partially deductible--the rules can be complex.
Please see your tax adviser for details.

Q. Why contribute to an IRA if I can't
deduct my contribution?

A. You're helping prepare for a
comfortable retirement. And regardless
of whether you are able to deduct your
contribution, contributing to an IRA
gives you the benefit of tax deferral on your earnings. Earnings are tax-free until they are distributed to you. When you're ready to retire, this tax-deferred compounding may make a sizable difference in your retirement savings.

Q. Do I have to contribute to an IRA
every year?

A. You are not required to contribute to your IRA each year, but it may be wise to do so. IRA contributions--up to the maximum annual limit--are completely at your discretion. Contribute as much or as little as you choose. However, you may not make up "missed" contributions in later years.

Q. Is there a cut-off date for my annual
IRA contribution?

A. You can contribute to your IRA
(deductible and non-deductible
contributions) up to the due date for
filing your federal tax return for the
prior year--generally April 15th.

Q. Do I have to stop contributing to my
IRA once I reach a certain age?

A. Yes. You can make IRA contributions
as long as you are a wage-earner up to,
but not including, the year you reach
age 70 1/2.

DISTRIBUTIONS
    FROM YOUR IRA

Q. When will I start to make
withdrawals?

A. You may elect to make withdrawals
from your IRA in the year in which you
reach age 59 1/2. Withdrawals before you reach age 59 1/2 may be considered premature and may be subject to a penalty tax of 10%. However, you must begin making withdrawals from your IRA by April 1 of the year following the year in which you reach 70 1/2.

Q. What if I decide to make withdrawals
before I turn 59 1/2?

A. If you decide to withdraw money from
your IRA before age 59 1/2, you may
incur a 10% tax penalty--on top of your
regular income tax. This penalty is
imposed to encourage people to invest in an IRA as a future retirement account, not a short-term savings vehicle.
However, exceptions exist, including
those based on hardships such as death
or disability. (Sales charges may apply
in some circumstances.)

Q. Will I have to pay tax on my IRA
withdrawals?

A. Unfortunately, the answer is yes. IRA withdrawals are generally taxable as ordinary income in the year you receive them. But--and this is part of the attraction of IRAs--when you reach retirement, your income may be lower than it is now, putting you in a lower tax bracket. So by deferring your tax bill until retirement, you may pay less in taxes.

Q. What about tax on withdrawals of
non-deductible contributions?

A. Don't worry, you don't have to pay
taxes twice! If you've made
contributions that you did not deduct on your tax return, they are returned to you tax-free because you paid tax on them in the year they were contributed.
However, for maximum flexibility under
the income tax rules, you may want to
consider keeping rollover IRAs separate
from others.

Q. I'd like to wait as long as possible
before I take withdrawals from my IRA.
What's the latest date I can start?

A. The law requires that you begin
withdrawals no later than April 1
following the year you reach age 70 1/2.
If you have reached this age and choose
to take your withdrawals in installments
(versus a lump-sum payment) you must
satisfy certain minimum distribution
requirements. These calculations are
based on your life expectancy (and those of your beneficiaries, if any). As part of our IRA service, we'll provide you with your minimum distribution calculation(s) on your State Street
Research IRA, for your review. If you
begin withdrawals after age 70 1/2 and
do not take your minimum required
distribution, you may be assessed a
penalty tax equal to 50% of the
difference between the amount you
received and the amount you should have
received. See your tax adviser for
details.

Q. Will IRA withdrawals affect my Social
Security benefits?

A. No. Your IRA withdrawals are in
addition to other retirement income such as Social Security and any other retirement or pension plan benefits you may receive.


o o o o o o o o o o o o o o o o o o o o
STATE STREET RESEARCH IRA

TURN PAGE FOR MORE Qs & As
                                                                              16

Q. Will I have access to my IRA money if I become disabled?

A. Absolutely. If you become
disabled--as defined in Section 72(m) of the Internal Revenue Code--you may begin to receive penalty-free distributions from your IRA regardless of your age.

Q. What happens to my IRA if I die?

A. Your assets will be distributed to
your designated beneficiary(ies). If you die after some of your IRA assets have been distributed to you, your designated beneficiary may continue to receive payments under the method you elected prior to your death. Distributions to your beneficiary must be made at least as rapidly as they were made to you.
However, if you die before any IRA
distributions have begun, the rules
change slightly:

o   In general, your IRA assets must be
    distributed to your estate or
    beneficiary within five years after
    your death.

o   If you have designated a beneficiary
    and he or she is someone other than
    your spouse, your beneficiary may
    begin distributions no later than
    one year after the date of your
    death, and such distributions must
    be made over your beneficiary's life
    or over a period not exceeding your
    beneficiary's life expectancy.

o   If your designated beneficiary is
    your spouse, he or she may defer any
    distributions until December 31st of
    the year in which you would have
    reached age 70 1/2. Distributions
    must then be made over your spouse's
    life or over a period not exceeding
    his or her life expectancy. Or, your
    spouse may roll your IRA assets over
    into his or her own IRA; the assets
    would then be subject to the same
    distribution rules as any IRA.

INVESTING
    YOUR IRA

Q. Are there any rules about how IRA
contributions can be invested?

A. You have a number of investment
options to choose from,
including--individual stocks and bonds,
mutual funds, certain types of
annuities, endowment policies and
savings accounts. These options vary in
risk and potential rate of return, so be sure to consult your investment adviser.
He or she can help you select the asset
mix that's right for you. The law
prohibits IRAs from investing in life
insurance.

Q. I keep reading about IRAs and mutual
fund investing--what is a mutual fund?

A. A mutual fund is a company that pools the money of many shareholders, investing it in a variety of securities chosen by a full-time, professional money manager, for the purpose of meeting a stated financial objective.
The flexibility and diversification of
mutual funds have wide appeal--currently over $284 billion (approximately 33%) of all IRA assets are invested in mutual funds.

Source: Investment Company Institute,
1994 Mutual Fund Fact Book

Q. If I own mutual funds in my IRA, what happens to any dividends and capital gains?

A. Dividends and capital gain
distributions are automatically
reinvested in additional shares. These
additional shares do not affect the
amount you may contribute. It is
important to understand that the value
of a fund's portfolio will fluctuate
with changes in market conditions;
therefore, the amount available when you are ready to take your distributions cannot be projected or guaranteed.

Q. What about fees? Is it expensive to
open an IRA with State Street Research?

A. State Street Research offers some of
the most competitive pricing for IRAs
that you'll find anywhere. You'll pay a
$10 annual account administration
(trustee) fee. This $10 (per IRA) fee
allows you to choose any number of our
available mutual funds. You pay per IRA, not per fund! Remember though, sales charges may also apply to the mutual funds that you invest in for your IRA.

JUST THE
ABCs
OF IRAs

These are the IRA basics. You may have
further questions which your investment
representative and/or tax adviser can
answer.

            WHY INVEST WITH
         STATE STREET RESEARCH

PROVEN
MANAGEMENT
SINCE 1924
o o o o o o o o o o o o o o o o o o o o

State Street Research & Management
Company has a history that dates to
1924, when Paul Cabot and his
Boston-based colleagues opened America's second mutual fund. Over the years, State Street Research has built a reputation for top-notch research and prudent investment management. Today, the Company is well-respected in many of the nation's most powerful board rooms and is best known as the institutional asset manager for some of the most successful and renowned companies in the United States. The knowledge, resources and experience of over seven decades are available to individual investors through the State Street Research IRA.

Investment
Flexibility

Choose the mutual fund, or combination
of funds, which best suits your
investment objectives. If your financial goals change, you can easily exchange shares of one available mutual fund managed by State Street Research or its affiliates for shares of another with no fee. Exchanges may be subject to applicable sales charges, and the privilege may be changed or discontinued at any time.

A Wealth of Experience

An investment as important as your
retirement plan--and that's what an IRA
is--shouldn't be entrusted to anyone but experts. To manage its assets, State
Street Research employs some of the best in the business. The Company currently has 22 portfolio managers on staff--they average 20 years of investment experience--and 25 analysts--with an average 15 years of experience.




o o o o o o o o o o o o o o o o o o o o
STATE STREET RESEARCH IRA

[Graphic]
OPTIONS

YOUR
INVESTMENT
OPTIONS

o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o

Whichever IRA you choose, State Street
Research offers a family of mutual funds from which to choose. Each fund is managed to achieve a specific objective such as growth, income, or growth and income combined.

Consult your investment representative
for the fund(s) best suited to your
goals and risk tolerance.






--------------------------------------------------------------------------------
Please note that neither State Street Research, Metropolitan Life Insurance Company nor any of their agents give legal or tax advice. The brief discussion of taxes in this brochure is neither complete nor necessarily up-to-date--it is intended strictly as a guide. The laws and regulations are complex and subject to change.

For complete details, consult your attorney or tax adviser.
--------------------------------------------------------------------------------


[Logo] STATE STREET RESEARCH


          A MetLife Company



When used as sales material, this brochure must be preceded or accompanied by a current, relevant fund prospectus which provides more complete information including investment policies, sales charges and expenses. Please read the prospectus(es) carefully before you invest.

(C)1995 State Street Research Investment Services, Inc., Boston, MA 02111

CONTROL NUMBER: 2074-950302(0496)SSR-LD

                                                                     IR-081E-395